SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2002

VENTAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4360 Brownsboro Road, Suite 115, Louisville, Kentucky	40207-1642
	(Address of principal executive offices)	(Zip Code)

(502) 357-9000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Exhibits:
	Exhibit 99.1	Slides accompanying a presentation by Debra A. Cafaro, the Chief Executive Officer and President of Ventas, Inc. (the “Company”) at a High Yield Conference hosted by Banc of America on May 21, 2002.

Item 9.  Regulation FD Disclosure

Ventas, Inc. is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this Report. Exhibit 99.1 includes slides accompanying a presentation by Debra A. Cafaro, the President and Chief Executive Officer of the Company on May 21, 2002 that was featured as part of a High Yield Conference hosted by Banc of America. The Company has also posted the slides accompanying Ms. Cafaro’s presentation on its website at www.ventasreit.com.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC. (Registrant)

Date: May 23, 2002	By:	/S/ T. RICHARD RINEY

Name: T. Richard Riney Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Slides accompanying a presentation by Debra A. Cafaro, the Chief Executive Officer and President of the Company at a High Yield Conference hosted by Banc of America on May 21, 2002.